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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2003




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                        0-8493                   74-1051605
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


           2707 NORTH LOOP WEST
              HOUSTON, TEXAS                                       77008
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 7.     EXHIBITS.

Exhibit 99.1 Stewart & Stevenson Services, Inc. (the "Company") Press Release dated April 17, 2003, titled "Stewart & Stevenson Wins FMTV A1 Competitive Rebuy Contract".

Exhibit 99.2 Company Press Release dated April 17, 2003, titled "Stewart & Stevenson Wins FMTV A1 Competitive Rebuy Contract".


Item 9.     REGULATION FD DISCLOSURE.

On April 17, 2003, the "Company" issued the two press releases attached hereto as Exhibits 99.1 and 99.2.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                             STEWART & STEVENSON SERVICES, INC.




Date:  April 17, 2003        By: /s/ John B. Simmons
                             Name:   John B. Simmons
                             Title:  Vice President and Chief Financial Officer.



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EXHIBIT INDEX

99.1 Company Press Release dated April 17, 2003, titled "Stewart & Stevenson Wins FMTV A1 Competitive Rebuy Contract".

99.2 Company Press Release dated April 17, 2003, titled "Stewart & Stevenson Wins FMTV A1 Competitive Rebuy Contract".